UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________

Date of Report (Date of earliest event reported): May 8, 2012

CNB CORPORATION

Incorporated under the laws of South Carolina	Commission File No. 000-24523	I.R.S. Employer Identification No. 57-0792402

1400 Third Avenue, P.O. Box 320
Conway, South Carolina 29528
Telephone: 843-248-5271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
         CFR 240.14d-2(b))
[   ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

           The Company held its Annual Meeting of Shareholders on May 8, 2012.  At that meeting, two matters were voted upon as follows:

1.        Election of three directors to serve a three year term:

Name	FOR	WITHHOLD	BROKER NON-VOTES

William R. Benson	928,536	45,734	28,884
George F. Sasser	973,912	358	28,884
Lynn G. Stevens	973,912	358	28,884

           Election of two directors to serve a two year term:

Name	FOR	WITHHOLD	BROKER NON-VOTES

Dana P. Arneman, Jr.	930,546	43,724	28,884
Michael R. Bookout	973,912	358	28,884

           The following directors' terms of office continued after the Annual Meeting:

           James W. Barnette, Jr.(2013), Harold G. Cushman, III (2013), W. Jennings Duncan (2013), and William O. Marsh (2014).

2.         Ratification of the appointment of Elliott Davis, LLC as the Company's auditors for the year ended December 31, 2012:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
994,769	1,542	6,374	469

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CNB Corporation
(Registrant)

Date: May 10, 2012	By: /s/L. Ford Sanders, II
L. Ford Sanders, II
Executive Vice President, Chief Financial
Officer and Treasurer